Subsequent Events	6 Months Ended
Apr. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 13 — SUBSEQUENT EVENTS

On May 14, 2026, the Company closed a securities purchase agreement with certain institutional investors for the issuance and sale of 2,307,700 Class A Ordinary Shares, at an offering price of $6.50 per share. The Company received gross proceeds of approximately $15 million before deducting placement agent fees and other estimated offering expenses payable by the Company.

In June 2026, a third-party service provider of the Company indicated that they will imminently commence a legal proceeding against the Company. Legal proceedings have not formally commenced as of the date of the filing date of this report. As of the filing date of this report, the outcome of such proceeding cannot be predicted; however, the Group does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on our consolidated financial position, cash flows or results of operations.

The Company has assessed all events occurred from April 30, 2026 up through July 22, 2026, and determined that there are no other material subsequent events that require disclosure.